IMPORTANT NOTICE
PLEASE READ IMMEDIATELY



              CHURCHILL TAX-FREE FUND OF KENTUCKY
      380 Madison Avenue, Suite 2300, New York, N Y 10017

                  NOTICE OF ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD
                       ON APRIL 28, 2000


TO SHAREHOLDERS OF THE FUND:

The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Churchill Tax-Free Fund of
Kentucky (the "Fund") will be held:

Place:    (a)  at the Kentucky Derby Museum;
               704 Central Avenue, Louisville, Kentucky;

Time:     (b)  on April 28, 2000
               at 10:00 a.m. local time;

Purposes: (c)  for the following purposes:

                         (i) to elect nine Trustees; each Trustee
               elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected;

                         (ii) to ratify (that is, to approve) or
               reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending
               December 31, 2000 (Proposal No. 1); and

PLEASE NOTE:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

               (iii) to act upon a proposal to change the fundamental policies of the Fund to allow the use of additional nationally recognized statistical rating organizations for rating obligations the fund may purchase (Proposal No. 2);

                         (iv) to act upon any other matters which
               may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Fund's records at the close of business on February 4, 2000 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





March 6, 2000


               CHURCHILL TAX-FREE FUND OF KENTUCKY
    380 Madison Avenue, Suite 2300, New York, New York 10017
                        PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-5859 toll-free or 212-697-6666.

     The Fund's organizer and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is Banc One Investment Advisors Corporation, 416 West Jefferson Street, Louisville, KY 40202.

     This Notice and Proxy Statement are first being mailed on or about March 6, 2000.

     You should read the Proxy Statement prior to voting. Then, you may vote in one of three ways:

     Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." You may direct the proxy holders to vote your shares on any proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark any box on a proposal, the proxy holders will vote your shares for the proposal.

     Telephone Voting

          To vote your shares by telephone, call toll free 1-800-
690-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet Voting

      To vote your shares by the Internet, please contact the Fund at http://proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, do not return the proxy card by mail.

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Fund's internet address above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares; $10.02, Class C Shares, $10.02; and Class Y Shares, $10.03. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the action on the proposals (Proposal No. 1 and Proposal No. 2). On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 20,028,822; Class C Shares, 191,801; and Class Y Shares,
1,266,833.

     Of the shares of the Fund outstanding on the record date, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL held of record 10,489 Class C Shares (5.4% of the class); Advest Inc, Hartford, CT held of record 10,888 Class C Shares (5.7% of the class); National City Bank of Kentucky TTEE Cardinal Aluminum Co., Cleveland, OH held of record 250,456 Class Y Shares (19.8% of the class) and a nominee of Central Kentucky Trust Co, Danville, KY held of record 823,988 Class Y Shares (65% of the class) and Danky & Co, Danville, KY held of record 106,496 Class Y Shares (8.4% of the class). On the basis of information received from the holders the Fund's management believes that all of the shares indicated are held for the benefit of clients. James E Garrison and Edith A. Garrison, Murray, KY held of record 40,845 Class C Shares (21.2% of the class);) Ray N. Cossey and Elizabeth A. Cossey, TEES Bowling Green, KY held of record 21,806 Class Y Shares (11.3% of the class) Daniel H. Lail, Jr. and Beulah E. Lail, TEES Lexington, KY held of record 13,446 Class Y Shares (7.0% of the class) and James Robert Hall, Springfield, KY held of record 10,710 Class Y Shares (5.6% of the class) The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

     At the Meeting, nine Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees and were elected by the shareholders in April, 1999. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund and the Manager and a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Dean is an interested person as a trustee of a trust that owns shares of the parent company of the Sub-Adviser. They are so designated by an asterisk.

     In the following material Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are together with Capital Cash Management Trust ("CCMT") called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky (this Fund), Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

     Described in the following material are the name, positions with the Fund, age as of the record date and business experience during at least the past five years of each nominee and all officers of the Fund. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Lacy B. Herrmann*   Chairman   Founder and Chairman of the Board
380 Madison Avenue  of the     of Aquila Management Corporation,
New York, New York  Board of   the sponsoring organization and
10017               Trustees   Manager or Administrator and/or
Age: 70                        Adviser or Sub-Adviser to the
Shares Owned:611(1)            Aquila Money Market Funds, Aquila
                               Bond Funds and the Aquila Equity
                               Funds, and Founder, Chairman of
                               the Board of Trustees and
                               (currently or until 1998)
                               President of each since its
                               establishment, beginning in 1984;
                               Director of Aquila Distributors,
                               Inc., distributor of the above
                               funds, since 1981 and formerly
                               Vice President or Secretary, 1981-
                               1998; President and a Director of
                               STCM Management Company, Inc.,
                               sponsor and sub-adviser to CCMT;
                               Founder and Chairman of several
                               other money market funds;
                               Director or Trustee of OCC Cash
                               Reserves, Inc. and Quest For
                               Value Accumulation Trust, and
                               Director or Trustee of
                               Oppenheimer Quest Value Fund,
                               Inc., Oppenheimer Quest Global
                               Value Fund, Inc. and Oppenheimer
                               Rochester Group of Funds, each of
                               which is an open-end investment
                               company; Trustee of Brown
                               University, 1990-1996 and
                               currently Trustee Emeritus;
                               actively involved for many years
                               in leadership roles with
                               university, school and charitable
                               organizations.

  (1)  Including 395 Shares held of record by Aquila Management
       Corporation.

Thomas A            Trustee    Shareholder of Robinson,
Christopher                    Hughes & Christopher,C.P.A.s,
459 Martin Luther              P.S.C., since 1977; President
King Blvd, Danville,           of A Good Place for Fun, Inc.,
Kentucky 40422                 a sports facility, since 1987;
Age: 52                        active member of the American
Shares Owned: 1,751            Institute of Certified Public
                               Accountants; Board of Directors
                               of the Kentucky Society of CPAs
                               1991 to 1994; Trustee of
                               Churchill Cash Reserves Trust
                               since 1985 and of Churchill Tax-
                               Free Fund of Kentucky (this Fund)
                               since 1992; presently active in
                               leadership roles with various
                               civic, community and church
                               organizations.

Douglas Dean, *     Trustee    Founder and President of Dean,
106 West Vine Street           Dorton& Ford P.S.C., a public
Suite 600,                     accounting firm, since 1979;
Lexington, Kentucky 40507      previously employed by Coopers &
Age: 50                        Lybrand a public accounting firm;
Shares Owned: 5,556            member of the American Institute
                               of Certified Public Accountants
                               and Kentucky Society of Certified
                               Public Accountants; accredited in
                               business valuation by the
                               American Institute of Certified
                               Public Accountants; Trustee of
                               Trent Equity Fund, an equity
                               mutual fund, 1992-1994; Trustee
                               of Churchill Cash Reserves Trust
                               since 1995 and Churchill Tax-Free
                               Fund of Kentucky (this Fund)
                               since 1987; active as an officer
                               and board member of various
                               charitable and community
                               organizations.

Diana P. Herrmann, * Trustee   President and Chief
380 Madison Avenue    and      Operating Officer of the
New York, New York  President  Manager/Administrator since 1997,
10017                          a Director since 1984,
Age: 41                        Secretary since 1986 and
Shares Owned: 579              previously its Executive Vice
                               President, Senior Vice President
                               or Vice President, 1986-1997;
                               President of various Aquila Bond
                               and Money-Market Funds since
                               1998; Assistant Vice President,
                               Vice President, Senior Vice
                               President or Executive Vice
                               President of Aquila Money-Market,
                               Bond and Equity Funds since 1986;
                               Trustee of a number of Aquila
                               Money-Market, Bond and Equity
                               Funds since 1995; Trustee of
                               Reserve Money-Market Funds since
                               1999 and Reserve Private Equity
                               Series since 1998; Assistant Vice
                               President and formerly Loan
                               Officer of European American
                               Bank, 1981-1986; daughter of the
                               Trust's Chairman; Trustee of the
                               Leopold Schepp Foundation
                               (academic scholarships) since
                               1995; actively involved in mutual
                               fund and trade associations and
                               in college and other volunteer
                               organizations.


Carroll F. Knicely  Trustee    President of Associated
505 Augusta Circle,            Publications Inc., Glasgow,
Glasgow, Kentucky 42141        Kentucky; Director and member
Age: 71                        of the Executive Board of West
Shares Owned: 7,634            Kentucky Corporation and Director
                               and Secretary-Treasurer of South
                               Gate Plaza, Inc. (owner and
                               developer of shopping centers and
                               commercial real estate);
                               Director, Vice President and
                               Treasurer of Knicely and Knicely,
                               Inc. (owner and developer of
                               rental properties and residential
                               real estate); Trustee of
                               Campbellsville University,
                               Campbellsville, Kentucky since
                               1997; Trustee of Churchill Cash
                               Reserves Trust and Churchill Tax-
                               Free Fund of Kentucky (this Fund)
                               since 1998; Editor and Publisher
                               of Kentucky newspaper group, 1957-
                               1990; Secretary of Commerce of
                               the Commonwealth of Kentucky,
                               1983-1988; Commissioner of
                               Commerce of the Commonwealth of
                               Kentucky, 1978-1979; currently
                               active in real estate
                               development, commercial and
                               residential subdivision and
                               regional economic development
                               planning under Kentucky State
                               government sponsorship.

Theodore T. Mason   Trustee    Executive Director of Louisiana
26 Circle Drive,               Power Partners, LLC
Hastings-on-Hudson             since 1999 and of East Wind Power
New York 10706                 Partners since 1994; Second Vice
Age: 64                        President of the Alumni
Shares Owned: 735(2)           Association of SUNY Maritime
                               College since 1998 and Director
                               for the same organization since
                               1997; Director of Cogeneration
                               Development of Willamette
                               Industries, Inc., a forest
                               products company, 1991-1993; Vice
                               President of Corporate
                               Development of Penntech Papers,
                               Inc., 1978-1991; Vice President
                               of Capital Projects for the same
                               company, 1977-1978; Vice Chairman
                               of the Board of Trustees of CCMT
                               since 1981; Trustee and Vice
                               President, 1976-1981, and
                               formerly Director of its
                               predecessor; Director of STCM
                               Management Company, Inc.; Vice
                               Chairman of the Board of Trustees
                               and Trustee of Prime Cash Fund
                               (which is inactive) since 1982;
                               Trustee of Short Term Asset
                               Reserves, 1984-1986 and 1989-
                               1996, of Hawaiian Tax-Free Trust
                               and Pacific Capital Cash Assets
                               Trust since 1984, of Churchill
                               Cash Reserves Trust  since 1985,
                               of Pacific Capital Tax-Free Cash
                               Assets Trust and Pacific Capital
                               U.S. Government Securities Cash
                               Assets Trust since 1988 and of
                               Churchill Tax-Free Fund of
                               Kentucky (this Fund) since 1992;
                               Trustee of OCC Accumulation Trust
                               and the OCC Cash Reserves, Inc.
                               since 1999; President and
                               Director of Ted Mason Venture
                               Associates, Inc., a venture
                               capital consulting firm, 1972-
                               1980; Advisor to the Commander,
                               U.S. Maritime Defense Zone
                               Atlantic, 1984-1988; National
                               Vice President,
                               Surface/Subsurface, Naval Reserve
                               Association, 1985-1987; National
                               Vice President, Budget and
                               Finance, for the same
                               Association, 1983-1985;
                               Commanding Officer of four Naval
                               Reserve Units, 1974-1985;
                               Captain, USNR, 1978-1988.
(2) Held jointly with his wife.

Anne J. Mills       Trustee    Vice President for Business
167 Glengarry Place            Affairs of Ottawa University
Castle Rock                    since 1992; IBM Corporation,
Colorado 80104                 1965-1991; Budget Review Officer
Age: 61                        of the American Baptist
Shares Owned: 1,149            Churches/USA, 1994-1997; Director
                               of the American Baptist
                               Foundation, 1985-1996 and
                               since 1998, Chair of that group,
                               1985-1988; Trustee of Brown
                               University, 1992-1999; Trustee of
                               Churchill Cash Reserves Trust
                               since 1985, of Tax-Free Trust of
                               Arizona since 1986, of Churchill
                               Tax-Free Fund of Kentucky (this
                               Fund), Tax-Free Fund of Colorado
                               and Capital Cash Management Trust
                               since 1987 and of Tax-Free Fund
                               For Utah since 1994.

William J.          Trustee    Chairman and founder (1975)
Nightingale                    and Senior Advisor since 1995
1266 East Main Street          of Nightingale & Associates,
Stamford Connecticut           L.L.C., a general management
06902                          consulting firm focusing on
Age: 70                        interim management, divestitures,
Shares Owned: 1,206            turnaround of troubled companies,
                               corporate restructuring and
                               financial advisory services;
                               President, Chief Executive
                               Officer and Director of Bali
                               Company, Inc., a manufacturer of
                               women's apparel, which became a
                               subsidiary of Hanes Corporation,
                               1970-1975; prior to that, Vice
                               President and Chief Financial
                               Officer of Hanes Corporation
                               after being Vice President-
                               Corporate Development and
                               Planning of that company, 1968-
                               1970; formerly Senior Associate
                               of Booz, Allen & Hamilton,
                               management consultants, after
                               having been Marketing Manager
                               with General Mills, Inc.; Trustee
                               of Narragansett Insured Tax-Free
                               Income Fund since 1992 and of
                               Churchill Cash Reserves Trust
                               and Churchill Tax-Free Fund of
                               Kentucky (this Fund) since 1993;
                               Director of Kasper A.S.L. Ltd.,
                               an apparel company, since 1997,
                               of Ring's End, Inc., a building
                               materials and construction
                               company, since 1989, and of
                               Furr's/Bishop's Inc., operator of
                               a chain of restaurants, since
                               1998.

James R. Ramsey     Trustee    Governor's Senior Policy Advisor
State Budget Director,         and State Budget Director since
Office of State                1999; Professor of Economics, of
Budget Director,               University of Louisville since
Suite 109                      1999; Vice Chancellor for Finance
700 Capitol Avenue,            and Administration of the
Frankfort, KY 40601            University of North Carolina at
Age: 51                        Chapel Hill, 1998 to 1999;
Shares Owned: 2,082(3)         Trustee of Churchill Tax-Free
                               Fund of Kentucky (this Fund)
                               since 1987 and of Churchill Cash
                               Reserves Trust since1995.
                               Previously Vice President for
                               Finance and Administration at
                               Western Kentucky University;
                               State Budget Director for the
                               Commonwealth of Kentucky; Chief
                               State Economist and Executive
                               Director for the Office of
                               Financial Management and Economic
                               Analysis for the Commonwealth of
                               Kentucky; Adjunct Professor at
                               the University of Kentucky,
                               Associate Professor at Loyola
                               University-New Orleans and
                               Assistant Professor at Middle
                               Tennessee State University;
                               served on numerous civic and
                               corporate boards; consultant to
                               Federal, State and local
                               governments and to private
                               business.
(3) Held jointly with his wife.

Jerry G. McGrew     Senior     President of Aquila
5331 Fayette Street Vice       Distributors, Inc. since 1998,
Houston, TX 77056   President  Registered Principal since
Age: 55                        1993, Senior Vice President,
                               Senior Vice President of Aquila
                               Rocky Mountain Equity Fund since
                               1996; Senior Vice President of
                               Churchill Tax-Free Fund of
                               Kentucky this Fund) since 1994,
                               and of Tax-Free Fund of Colorado
                               and Tax-Free Fund For Utah since
                               1997; Vice President of Churchill
                               Cash Reserves Trust since 1995;
                               Registered Representative of
                               J.J.B. Hilliard, W.L. Lyons Inc.,
                               1983-1987; Account Manager with
                               IBM Corporation, 1967-1981;
                               Gubernatorial appointee, Kentucky
                               Financial Institutions Board,
                               1993-1997; Chairman, Total
                               Quality Management for Small
                               Business, 1990-1994; President of
                               Elizabethtown/Hardin County,
                               Kentucky, Chamber of Commerce,
                               1989-1991; President of
                               Elizabethtown Country Club, 1983-
                               1985; Director-at Large, Houston
                               Alliance for the Mentally Ill
                               (AMI), since 1998.

L. Michele Robbins  Senior     Senior Vice President of
8499 Hardinsburg    Vice       Churchill Tax-Free Fund
Road, Cecilia       President  of Kentucky (this Fund) since
Kentucky 42724                 1996; Assistant Vice
Age: 35                        President, 1995-1996; Registered
                               Representative of Aquila
                               Distributors, Inc. since 1995;
                               Investment Broker, 1990-1994;
                               Sales Assistant, 1984-1990,
                               J.J.B. Hilliard, W.L. Lyons, Inc.

Terri M. Blair      Vice       Vice President of Churchill
800 Edlin Lane,     President  Tax-Free Fund of Kentucky (this
Elizabethtown, KY              Fund) since 1996; Corporate
42701                          Safety Director /Human Resource
Age: 35                        Manager of Ramsey & Associates,
                               Inc. 1995-1996; Senior Sales
                               Representative of Bluegrass
                               Cellular, Inc. 1993-1995.

Rose F. Marotta     Chief      Chief Financial Officer
380 Madison Avenue  Financial  of the Aquila Money-
New York, New York  Officer    Market, Bond and Equity
10017                          Funds since 1991 and
Age: 75                        Treasurer, 1981-1991; formerly
                               Treasurer of the predecessor of
                               CCMT; Treasurer and Director of
                               STCM Management Company, Inc.,
                               since 1974; Treasurer of Trinity
                               Liquid Assets Trust, 1982-1986
                               and of Oxford Cash Management
                               Fund, 1982-1988; Treasurer of
                               InCap Management Corporation
                               since 1982, of the Manager since
                               1984 and of the Distributor since
                               1985.

Richard F. West     Treasurer  Treasurer of the Aquila Money-
380 Madison Avenue             Market, Bond and Equity Funds
New York, New York             and of Aquila Distributors,
10017                          Inc. since 1992; Associate
Age: 64                        Director of Furman Selz
                               Incorporated, 1991-1992; Vice
                               President of Scudder, Stevens &
                               Clark, Inc. and Treasurer of
                               Scudder Institutional Funds, 1989-
                               1991; Vice President of Lazard
                               Freres Institutional Funds Group,
                               Treasurer of Lazard Freres Group
                               of Investment Companies and HT
                               Insight Funds, Inc., 1986-1988;
                               Vice President of Lehman
                               Management Co., Inc. and
                               Assistant Treasurer of Lehman
                               Money-Market Funds, 1981-1985;
                               Controller of Seligman Group of
                               Investment Companies, 1960-1980.


Edward M. W. Hines  Secretary  Partner of Hollyer Brady
551 Fifth Avenue               Smith Troxell Barrett
New York, New York 10176       Rockett Hines & Mone
Age: 60                        LLP, attorneys, since 1989 and
                               counsel, 1987-1989; Secretary of
                               the Aquila Money-Market, Bond and
                               Equity Funds since 1982;
                               Secretary of Trinity Liquid
                               Assets Trust, 1982-1985 and
                               Trustee of that Trust, 1985-1986;
                               Secretary of Oxford Cash
                               Management Fund, 1982-1988.


John M. Herndon     Assistant  Assistant Secretary of the
380 Madison Avenue  Secretary  Aquila Money-Market, Bond and
New York, New York             Equity Funds since 1995 and Vice
10017                          President of the Aquila
Age: 60                        Money-Market Funds since 1990;
                               Vice President of the Manager
                               since 1990; Investment Services
                               Consultant and Bank Services
                               Executive of Wright Investors'
                               Service, a registered investment
                               adviser, 1983-1989; Member of the
                               American Finance Association, the
                               Western Finance Association and
                               the Society of Quantitative
                               Analysts.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 1999, the Fund paid a total of $76,080 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group               serves

Thomas A.
Christopher    $8,300              $13,250             2

Douglas
Dean           $6,950              $11,650             2

Carroll
Knicely        $7,318              $12,050             2

Theodore T.
Mason          $7,050              $49,484             7

Anne J.
Mills          $6,600              $35,850             6

William J.
Nightingale    $6,250              $17,600             3

James R.
Ramsey         $7,529              $12,450             2


     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is manager or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 1999, these funds had aggregate assets of approximately $3.0 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a Fund and by his wife. During the fiscal year ended December 31, 1999 the Fund paid $949,606 in management fees.



     During the fiscal year ended December 31, 1999, $331,919 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients. Of that amount, $7,455 was paid to the Distributor. During the same period $11,170 was paid to Qualified Recipients under Part II of the Plan with respect to the Fund's Class C Shares. Payments to the Distributor under that plan and payments to it under the Shareholder Services plan were $7,616.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana
P. Herrmann and the balance by an officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held two meetings during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG LLP, which is currently serving as the Fund's auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 2000. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                    CONSIDERATION OF A CHANGE
               IN THE FUND'S FUNDAMENTAL POLICIES
                 TO ALLOW THE USE OF ADDITIONAL
      NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS
           FOR RATING OBLIGATIONS THE FUND MAY PURCHASE
                        (Proposal No. 2)


     Since beginning operations, the Fund has had a fundamental policy that defines the "investment-grade" securities the Fund may purchase as those rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined to be of comparable quality.

     When this fundamental policy was put in place Moody's and S&P were essentially the only nationally recognized statistical rating organizations ("NRSROs") with respect to municipal obligations. In recent years, other organizations, notably Fitch IBCA, Inc. ("Fitch"), have become active in rating municipal obligations. Municipal bond issuers pay to have their bonds rated and there is competition among the NRSROs. If an issuer chooses to have its bonds rated by an NRSRO other than Moody's or S&P, the current fundamental policy of the Fund has the effect of requiring the Fund either to forego purchasing the bonds because they are not rated by Moody's or S&P or to treat them as "unrated" when in fact they do have ratings assigned by an NRSRO. Both results distort the clear intent of the policy.

     Accordingly the Board of Trustees has determined that it would be in the best interest of the Fund and its shareholders to change the fundamental policy so that the ratings used to define "investment-grade" securities would include those assigned by any NRSRO approved from time to time by the Board of Trustees.

     At the present time, if the proposed change is adopted, the Board of Trustees will approve Fitch in addition to Moody's and S&P. The Board of Trustees has determined that the standards Fitch employs in rating bonds are comparable to those of Moody's and that bonds in the four highest categories rated by Fitch are of comparable quality to those similarly rated by Moody's and S&P.

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED CHANGE IN THE
FUND'S FUNDAMENTAL POLICIES DESCRIBED ABOVE BE APPROVED.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 2. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three classes of shares.

     If this proposal is not approved, the Board of Trustees will consider appropriate action, which could include continuing with the present policies or calling another meeting of shareholders.


     The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxy holders will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.


                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Fund does not know of any other matter, which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares, which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                        IMPORTANT NOTICE
                     PLEASE READ IMMEDIATELY



               CHURCHILL TAX-FREE FUND OF KENTUCKY

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  to be held on APRIL 28, 2000

                         PROXY STATEMENT

               CHURCHILL TAX-FREE FUND OF KENTUCKY

          PROXY FOR SHAREHOLDERS MEETING APRIL 28, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of CHURCHILL TAX-FREE FUND OF KENTUCKY (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA
P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, April 28, 2000 at the Kentucky Derby Museum, 704 Central Avenue, Louisville, Kentucky, at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Telephone Voting (Touch-tone only)

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet voting

      To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, do not return the proxy card by mail.

     Proxy Card Voting

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  BELOW
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.

      As to any other matter said attorneys shall vote in accordance with their best judgment.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card, call us at 1-800-872-5859, or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

CHURCHILL TAX-FREE FUND OF KENTUCKY

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees

      Election of Trustees

     1)   Lacy B. Herrmann; 2) Thomas A. Christopher; 3) Douglas Dean;
       4) Diana P. Herrmann; 5) Carroll F. Knicely; 6) Theodore T. Mason; 7) Anne J. Mills; 8) William J. Nightingale; 9) James R. Ramsey
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) on the line below.

________________

Vote on Proposals

     1. Action on selection of KPMG LLP
       as independent auditors (Proposal No.1 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     2. Action on change of fundamental policy of the Fund
          (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]


PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

Please indicate where you plan to attend the Annual Meeting.

     I plan to attend the annual meeting in Louisville. [__]


     I plan to attend the outreach meeting in Danville. [__]